Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                             TRANS WORLD CORPORATION
     ......................................................................
                (Name of Registrant as Specified In Its Charter)


     ......................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4)  Proposed maximum aggregate value of transaction:

    .......................................................

     (5)  Total fee paid:

     .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                            TRANS WORLD CORPORATION


                                                                    May 20, 2004


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Trans World Corporation. The meeting will be held at the American Chance Casino Offices, Galgensburgstrasse 2B, Buro Nr. 25, Regensburg, Germany on Monday, June 14, 2004 at 10:30 a.m., Regensburg Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE ATTACHED PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE BOARD'S NOMINEES FOR DIRECTOR AND "FOR" EACH MATTER TO BE CONSIDERED. Directors and officers of the Company will be present at the Annual Meeting to respond to any questions that stockholders may have.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of, and interest in, Trans World Corporation are greatly appreciated.

Sincerely,

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer



                          -----------------------------
              545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017
                       TEL: 212.983.3355 FAX: 212.983.8129

                             TRANS WORLD CORPORATION
                           545 FIFTH AVENUE, SUITE 940
                            NEW YORK, NEW YORK 10017
                                 (212) 983-3355

                                     -------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 14, 2004

                                    ---------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Trans World Corporation (the "Company") will be held at the American Chance Casino Offices, Galgensburgstrasse 2B, Buro Nr. 25, Regensburg, Germany on Monday, June 14, 2004 at 10:30 a.m., Regensburg Time. At the meeting, the holders of the Company's common stock will act on the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect five (5) directors for a one-year term or until their successors are elected and qualified;

     (2) To consider and vote on a proposal to adopt the 2004 Equity Incentive Plan;

     (3) To vote on a proposal to approve an adjournment of the Annual Meeting to another date and/or place for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the 2004 Equity Incentive Plan proposal;

     (4) To ratify the appointment by the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2004; and

     (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other such business.

         The Board of Directors has fixed May 5, 2004 as the voting record date for the determination of the holders of the Company's common stock, par value $.001 per share, entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


May 20, 2004
New York, New York

--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. EACH STOCKHOLDER AND GUEST ATTENDING THE ANNUAL MEETING MAY BE REQUIRED TO PRESENT VALID PICTURE IDENTIFICATION FOR ADMISSION. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE ANNUAL MEETING.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                                   Page

Notice of Annual Meeting of Stockholders...........................................Front
General.............................................................................1
Voting..............................................................................1
Corporate Governance Principles.....................................................2
      Board Purpose and Responsibilities............................................2
      Governance Guidelines.........................................................3
      Ethical Standards.............................................................3
      Communications with the Board of Directors....................................4
Information with Respect to Nominees for Director...................................4
      Election of Directors.........................................................4
      Nominees......................................................................4
      Board of Directors Meetings and Committees of the Board.......................5
      Compensation of Directors.....................................................6
      Report of the Audit Committee.................................................7
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management....7
      Equity Compensation Plan Information..........................................9
      Section 16(a) Beneficial Ownership Reporting Compliance.......................9
Management Compensation............................................................10
      Summary Compensation Table...................................................10
      Option Grants/Exercises and Values for Fiscal 2003...........................10
      Employment Agreement.........................................................11
Certain Transactions...............................................................11
      Reverse Stock Split..........................................................11
      June 2003 Exchange Agreement.................................................12
Proposal to Approve the 2004 Equity Incentive Plan.................................12
      Highlights of the 2004 Equity Plan...........................................13
      Administration of the 2004 Equity Plan.......................................13
      Types of Awards Which May Be Granted.........................................14
      Award Agreements and Certain Award Terms.....................................16
      Eligible Participants........................................................16
      Shares Reserved Under the 2004 Equity Plan...................................16
      Effective Date...............................................................17
      Amendment and Termination of the 2004 Equity Plan and Awards Thereunder......17
      New Plan Benefits............................................................17
      Discussion of Federal Income Tax Consequences................................18
Approval of Adjournment of the Annual Meeting......................................20
Ratification of Appointment of Independent Accountants.............................20
Stockholder Proposals..............................................................21
Annual Reports.....................................................................22
Other Matters......................................................................22
Appendix A - Committee Charters Appendix..........................................A-1
Appendix B - Audit Committee Charter..............................................B-1
Appendix C - Compensation Committee Charter.......................................C-1
Appendix D - Nominating Committee Charter.........................................D-1
Appendix E - 2004 Equity Incentive Plan...........................................E-1


                             TRANS WORLD CORPORATION

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 14, 2004

                                     GENERAL

     This Proxy Statement is furnished to holders of common stock, par value $.001 per share ("Common Stock"), of Trans World Corporation, a Nevada corporation ("TWC" or the "Company"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at American Chance Casino Offices, Galgensburgstrasse 2B, Buro Nr. 25, Regensburg, Germany on Monday, June 14, 2004 at 10:30 a.m., Regensburg Time, or at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about May 20, 2004.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein;
(ii) FOR the 2004 Equity Incentive Plan, (iii) FOR the proposal to adjourn the Annual Meeting if necessary to permit additional solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to approve the 2004 Equity Incentive Plan, (iv) FOR ratification of the appointment of Rothstein, Kass & Company, P.C., as the Company's independent accountants for fiscal 2004; and (v) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the proxy holder. Any holder of shares of the Company's Common Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. ANY STOCKHOLDER GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY (I) FILING WITH THE SECRETARY OF THE COMPANY WRITTEN NOTICE THEREOF (SECRETARY, TRANS WORLD CORPORATION, 545 FIFTH AVENUE, SUITE 940, NEW YORK, NEW YORK 10017); (II) SUBMITTING A DULY-EXECUTED PROXY BEARING A LATER DATE; OR (III) APPEARING AT THE ANNUAL MEETING AND GIVING THE SECRETARY NOTICE OF HIS OR HER INTENTION TO VOTE IN PERSON. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

                                     VOTING

         Only holders of record of the Common Stock at the close of business on May 5, 2004 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 5,031,656 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock of the Company entitled to vote on the matters presented will constitute a quorum for the transaction of business at the Annual Meeting. Thus, the presence of the holders of Common Stock representing at least 2,515,829 votes will be required to establish a quorum. The withdrawal of any stockholder after the Annual Meeting has commenced shall have no effect on the existence of a quorum. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of shares of Common Stock entitled to vote at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for approval of the proposal to approve the 2004 Equity Incentive Plan, the proposal to approve the adjournment of the Annual Meeting to solicit additional proxies, if necessary and the proposal to ratify the appointment of the independent accountants. Because of the votes required, abstentions will have the same effect as a vote against these proposals. Under rules applicable to broker dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         At May 5, 2004, directors and executive officers beneficially owned 80,873 shares of Common Stock or 1.6% of the total shares of Common Stock outstanding at such date. It is anticipated that all of such shares will be voted for the election of the nominees of the Company's Board of Directors and in favor of the proposals to adopt the 2004 Equity Incentive Plan, to ratify the selection of Rothstein, Kass & Co., P.C. as the Company's independent public accountants and to adjourn the Annual Meeting, if necessary, to solicit additional proxies.

                         CORPORATE GOVERNANCE PRINCIPLES

         Recently the Securities and Exchange Commission ("SEC") and the Nasdaq promulgated rules to address certain requirements of the Sarbanes-Oxley Act of 2002 dealing with corporate governance. The Company's Board of Directors and its Audit, Compensation and Nominating Committees have adopted governance principles to provide guidance for the Board and those committees to ensure effective corporate governance. The general Board governance principles are summarized below. The committee charters are described in the sections of this proxy statement that discuss the duties and responsibilities of those committees. Each committee charter is modified by the Committee Charters Appendix which is attached to this proxy statement as Appendix A.

BOARD PURPOSE AND RESPONSIBILITIES

         The business of TWC is managed under the direction of our Board of Directors. Our Board represents and acts on behalf of all stockholders and the Company and is responsible for establishing and helping the Company achieve its business objectives through oversight, review and counsel. The Board's responsibilities include, among other things:

     o    approving and monitoring critical business and financial strategies;

     o assessing major risks facing the Company, and options for their mitigation;

     o    approving and monitoring major corporate actions;

     o overseeing processes designed to ensure TWC and TWC's employees compliance with applicable laws and regulations and the Company's Code of Ethics for Executive Officers;

     o overseeing processes designed to ensure the accuracy and completeness of the Company's financial statements;

     o    monitoring the effectiveness of TWC's internal controls;

     o selecting, evaluating, and setting appropriate compensation for our chief executive officer upon the recommendation of the Compensation Committee of the Board;

     o reviewing the recommendations of management for, and electing, the Company's executive officers; and

     o overseeing the compensation of the Company's executive officers elected by the Board.

GOVERNANCE GUIDELINES.

             Except for Mr. Ramadan, the Company's president, chief executive officer and chief financial officer, the members of the Company's Board of Directors consist of independent directors who meet the requirements of recent rules promulgated by the SEC and by the Nasdaq.

         The Board of Directors has adopted corporate governance guidelines that set forth certain Board policies including:

     o    qualifications for employee and non-employee Board members;

     o how often the Board will meet, provisions for special meetings and the expectation of director attendance;

     o when a Board member should not participate in Board discussions or vote on a Board matter;

     o    restrictions on service on the Boards of other companies;

     o    the purpose and responsibilities of the Board committees;

     o    committee membership and leadership;

     o the Board's ability to meet with TWC employees without the presence of executive officers to obtain information;

     o the Board's ability to hire such independent advisers, including attorneys, accountants and other consultants, as it deems necessary or appropriate to carry out its duties; and

     o    stockholder access to the Board.

ETHICAL STANDARDS.

         The Board of Directors also codified principles and guidelines for the Company's executive officers. The Code of Ethics for Executive Officers, requires that our executive officers affirmatively agree to:

     o    engage in honest and ethical conduct;

     o    avoid conflicts of interest;

     o take all reasonable measures to protect the confidentiality of non-public information about TWC and its customers;

     o produce full, accurate, timely and understandable disclosure in reports we file with the SEC;

     o    comply with any applicable governmental laws, rules and regulations;
          and,

     o report any possible violation of the Code to TWC's chief financial officer.

         A copy of the Company's Code of Ethics will be furnished to any person upon written request. Such requests should be sent to: Rami S. Ramadan, President, Chief Executive Officer and Chief Financial Officer, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017.

 COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The Board of Directors has established a process for stockholders to communicate with members of the Board. If you have any concern, question or complaint regarding TWC or regarding our compliance with any policy or law, or would otherwise like to contact the Board, you can reach the Company's Board of Directors by addressing your correspondence to: Attention: Board of Directors, Trans World Corporation, 545 Fifth Avenue, Suite 940, New York, New York 10017. Inquiries can be submitted anonymously and confidentially (to the extent permitted by law).

         All inquiries are received and reviewed by the Company's chief financial officer, who must forward to the Board of Directors all items received. If appropriate, the chief financial officer will also direct inquiries most properly addressed by officers of the Company to ensure that the inquiries are responded to in a timely manner. The Board of Directors, or, if appropriate, a committee of the Board (such as the Audit Committee if the matter relates to accounting, auditing or internal controls), will discuss these inquiries internally and will direct any additional action it determines is necessary or appropriate. The Board will resolve all Board-appropriate matters and will direct management as to how and when to respond to the stockholders.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board shall consist of not less than three or more than nine members. Currently, the membership of the Board is set at five and at present consists of four members. The Board has nominated the five individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. With the exception of Timothy G. Ewing, all of the nominees are members of the current Board. There are no arrangements or understandings between the persons named as nominees for director at the Annual Meeting and any other person pursuant to which such nominee was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         The election of each nominee requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

         Information concerning the principal position with the Company and principal occupation of each nominee for director during the past five years is set forth below:

NOMINEES

         RAMI S. RAMADAN, 54, has served as President of the Company since August 2000, as Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO") since July 1999 and was appointed as a director in August 1999. His most recent prior position was as Executive Vice President of Finance for the Ian Schrager Hotels from November 1997 to July 1999. Prior to that, Mr. Ramadan held senior financial positions with Hyatt Hotels from January 1994 to November 1997, Euro Disney from October 1990 to December 1993 and Meridien Hotels from September 1975 to September 1990.

         JULIO E. HEURTEMATTE, JR., 68, currently is a private consultant, specializing in international projects, trade and investments and has acted in such capacity since 1989. From 1963 to 1989, Mr. Heurtematte served with the Inter-American Development Bank in several capacities, most recently as its Deputy Manager for Project Analysis. He has served as a director of the Company since 1998.

         MALCOLM M. B. STERRETT, 61, is a private investor. From 1989 to 1993, he was a partner at the law firm of Pepper Hamilton & Scheetz, Washington, D.C. From 1988 to 1989, he served as General Counsel to the U.S. Department of Health and Human Services and from 1982 to 1988, he was a Commissioner on the U.S. Interstate Commerce Commission. Prior thereto, he was Vice President and General Counsel to the United States Railway Association and served as Staff Director and Counsel to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Sterrett has served as a director of the Company since 1998.

         GEOFFREY B. BAKER, 54, is a private investor. From 1983 to the present, Mr. Baker has been a member of the private investment firm, Baker & Donaldson. From 1977 to 1982, he was Legislative Director to U.S. Senator Lowell P. Weicker, Jr. and, from 1975 to 1977, he served on the Senate Committee on Commerce as a minority staff member for surface transportation. Mr. Baker has served as a director of the Company since 1998.

              TIMOTHY G. EWING, 43, a Chartered Financial Analyst, is the managing partner of Ewing & Partners, the manager of Value Partners, Ltd., a private investment partnership formed in 1989, which is the beneficial owner of 70.9% of the Common Stock of TWC, and of the Endurance Partnerships, formed in 2001. Mr. Ewing sits on the Board of Directors of Harbourton Financial Corporation in McLean, Virginia and Cherokee, Inc. in Van Nuys, California. In addition, he is Chairman of the governing Board of the Dallas Museum of Natural History and sits on the Board of Trustees of the Baylor Health Care System Foundation and The Dallas Opera, and the advisory Board of the University of Texas at Dallas Holocaust Studies Program.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

         The Company's Board of Directors has responsibility for establishing broad corporate policies and overall performance of TWC and is not involved in the day-to-day operating details of the Company's business. Members of the Board are kept informed of the Company's business through various documents and reports provided by the President and other officers of the Company and by participating in Board and Board committee meetings. Each director has access to all books, records and reports of TWC, and members of management are available at all times to answer any director's questions.

       The Board of Directors is authorized by the Company's Bylaws to elect members of the Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. Until May 2004, the Board of Directors as a whole acted as the Nominating Committee. Prior to May 2004, there were two other committees, the Audit Committee and the Compensation Committee.

        In May 2004, the Board of Directors expanded the description of the Audit and Compensation Committees and established the Nominating Committee as follows:


         o the Audit Committee, whose members are Mr. Baker, Mr. Heurtematte and Mr. Sterrett, is to meet with representatives of Rothstein, Kass & Company, P.C., our independent accountants, and financial management to review accounting, control, auditing and financial reporting matters. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (referred to herein as the Exchange Act) and has the responsibilities set forth in the Audit Committee Charter, including the quality and integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications, independence and performance and preparing the annual Audit Committee Report to be included in the Company's proxy statement. The Audit Committee's Charter is attached as Appendix B. The Board of Directors has determined that Mr. Heurtematte is its "audit committee financial expert." Mr. Heurtematte is considered to be "independent" under the recently promulgated standards of the Nasdaq National Market.

         o the Compensation Committee, whose members are Mr. Baker, Mr. Heurtematte and Mr. Sterrett, has the responsibilities set forth in its Charter with respect to, among other things, overseeing overall Company compensation policies and their specific application to executive officers elected by the Board and to members of the Board; and preparing an annual report on executive compensation for inclusion in the Company's proxy statement. The Compensation Committee's Charter is attached as Appendix C.

         o the Nominating Committee, whose members are Mr. Baker, Mr. Heurtematte and Mr. Sterrett, has the responsibilities set forth in its Charter, including recommending Board nominees, determining the qualifications for such nominees and assisting the Board of Directors in interpreting and applying the Company's Corporate Governance Guidelines. The Nominating Committee's Charter is attached as
         Appendix D.

        The members of each of the above-described committees are considered by the Board to be "independent" under the recently promulgated rules of the SEC and the Nasdaq National Market.

        Meetings of the Board are held quarterly and on an as-needed basis. During the year, the Board had two established committees, described below, which also meet on an as-required basis during the year. The Board held three meetings and acted by consent through weekly conference calls conducted during the Company's fiscal year ended December 31, 2003. No director of the Company attended fewer than 75% of the total number of meetings of the Board or meetings of committees of the Board during the year ended December 31, 2003.

         The Board of Directors of TWC is authorized by its Bylaws to elect members of its Board to committees of the Board which may be necessary or appropriate for the conduct of the business of the Company. At December 31, 2003, TWC had the following two committees:

         AUDIT COMMITTEE. The Audit Committee reviews and approves internal accounting controls, internal audit operations and activities, the Company's annual report and audited financial statements, the selection of the Company's independent auditors, the activities and recommendations of the Company's independent auditors, material changes in the Company's accounting procedures, the Company's policies regarding conflicts of interest and such other matters as may be delegated by the Board. The Audit Committee, composed of Messrs. Baker, Heurtematte and Sterrett, all non-employee, "independent" directors, met twice and acted by consent through four conference calls in 2003.

         COMPENSATION COMMITTEE. The Compensation Committee sets the compensation for executive officers of the Company and sets the terms of grants of awards under the Company's 1993 Incentive Stock Option Plan (the "1993 Plan"), the Company's 1998 Stock Option Plan (the "1998 Plan"), the 1999 Non-Employee Director Stock Option Plan (the "Director Plan") and any other equity-based compensation plans adopted by the Company. The Compensation Committee, composed of Messrs. Baker, Heurtematte and Sterrett, met three times and acted by consent through one conference call in 2003.

COMPENSATION OF DIRECTORS

         As of July 2000, non-employee directors receive a cash retainer fee of $2,500 per quarter, plus $1,000 per Board meeting and $750 per Committee meeting. Effective beginning the quarter ending September 30, 2003, non-employee directors' compensation was amended by the Board to a cash retainer fee of $6,250 per quarter, per member. In addition, the non-executive chairman of the Board will receive an additional $1,250 per quarter, while each chairman of the Company's Committees will receive $625 per quarter. All members of the Board are reimbursed for out-of-pocket expenses in connection with attending Board meetings. Pursuant to the Director Plan adopted at the 1999 Annual Meeting and amended by the Board in July 2000, each non-employee director is provided with an automatic grant of a non-qualified option to purchase 25 shares of Common Stock on the date following each fiscal quarter in which the director serves. Each such option (i) has a ten-year term, (ii) has an exercise price per share equal to 100% of the fair market value of one share of Common Stock on the date of grant, and (iii) becomes fully exercisable on the date of grant. Mr. Ramadan, who serves as a director as well as an officer of the Company, does not receive any compensation for serving on the Board. During 2003, total compensation paid to the three non-employee directors of the Company amounted to $82,250 in the aggregate, exclusive of stock options.

REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent the Company specifically incorporates this Report by reference therein.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.


                                                       By the Committee:

                                                       Julio E. Heurtematte, Jr.
                                                       Malcolm M.B. Sterrett
                                                       Geoffrey B. Baker



                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Voting Record Date, unless otherwise noted, (a) by each shareholder who is known by the Company to own beneficially more than 5.0% of the outstanding Common Stock, (b) by each director, (c) by each executive officer named in the Summary Compensation Table below and by all executive officers and directors as a group. Unless otherwise noted, each of the shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the shares indicated subject to community property laws where applicable. The business address for each director and officer of the Company is 545 Fifth Avenue, Suite 940, New York, New York 10017.


                                                                Number of Shares of
                                                                   Common Stock            Percentage of
              Name of Beneficial Owner                          Beneficially Owned (1)     Ownership (1)
-------------------------------------------------------------   ---------------------      --------------
Value Partners, Ltd. (2)                                              3,585,388                70.9%

Rami S. Ramadan (3)                                                       6,000                   *

Julio E. Heurtematte, Jr. (4)                                            24,971                   *

Malcolm M.B. Sterrett (5)                                                24,971                   *

Geoffrey B. Baker (6)                                                    24,931                   *

All directors and the executive officer as a group (4 persons) (7)       80,873                 1.6%

*Less than 1%.


(1) The percentage of outstanding shares is based on 5,031,656 shares outstanding as of the Voting Record Date and, for certain individuals and entities, on reports filed with the Commission or on information provided directly to the Company by such individuals or entities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Voting Record Date upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) are exercisable within 60 days from the date of the Voting Record Date have been exercised. Included are shares of Common Stock issuable upon the exercise of options or warrants to purchase the Company's Common Stock.

(2) Value Partners, Ltd. ("Value Partners") is a Texas limited partnership, whose business address is 4514 Cole Avenue, Suite 808, Dallas, Texas 75205. Includes 3,559,388 shares of Common Stock; warrants to purchase:
      6,000 shares of Common Stock at an exercise price of $100.00, expiring December 31, 2005; and 20,000 shares of Common Stock at an exercise price of $150.00 per share, expiring December 31, 2005. Timothy G. Ewing, the managing partner of Ewing & Partners, the manager of Value Partners, is a director nominee for the Company. See "Information with respect to Nominees for Director - Nominees."

(3) Consists of shares subject to incentive options granted to Mr. Ramadan on July 12, 1999, 2000, 2001, 2002 and 2003, all of which were fully vested on the date of grant.

(4) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Heurtematte under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2004, all of which were fully vested on the dates of grant.

(5) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 10 shares of Common Stock subject to non-qualified options granted to Mr. Sterrett under the 1998 Plan at the end of each calendar quarter ended June 30, 1998 through December 31, 1998 and 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan at the end of each calendar quarter ended since March 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2004, all of which were fully vested on the dates of grant.

(6) Includes 24,029 shares of Common Stock; warrants to purchase 417 shares of Common Stock at an exercise price of $1.00 per share expiring March 31, 2008; 1,000 shares of Common Stock subject to non-qualified options granted to Mr. Baker under the 1993 Plan at December 31, 1998, 20 shares of Common Stock, subject to non-qualified options, granted under the 1999 Director Plan for the calendar quarter ended March 31, 1999 and 20 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each quarter ended since September 31, 1999 through June 30, 2000, and 25 shares of Common Stock subject to non-qualified options granted under the 1999 Director Plan at the end of each calendar quarter ended September 30, 2000 through March 31, 2004, all of which were fully vested on the dates of grant.

(7)   See Notes (3), (4), (5) and (6) above.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information for all equity compensation plans and individual compensation arrangements (whether with employees or non-employees, such as directors) in effect as of December 31, 2003.


                                       Number of securities       -----------------       Number of securities remaining
                                         to be issued upon         Weighted-average        available for future issuance
                                            exercise of            exercise price of      under equity compensation plans
------------------------------          outstanding options       outstanding options      (excluding securities reflected
     Plan Category                           and rights              and rights                 in the first column)
------------------------------        ---------------------       -----------------     ----------------------------------
Equity compensation plans approved
by security holders                             10,335                 $    24.95                         12,165

Equity compensation plans not
approved by security holders                       --                          --                             --
                                         -------------                 ----------                     ----------
Total                                           10,335                 $    24.95                         12,165
                                         =============                 ==========                     ==========



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. by certain dates. The Company's directors and executive officers satisfied these filing requirements for the fiscal year ended December 31, 2003.

         As part of its participation in the Company's recapitalization in June 2003 (see the "June 2003 Exchange Agreement" in the "Certain Transactions" section below), Value Partners received 3,270,104 shares of the Company's issued and outstanding Common Stock, and with the exercise of its 26,000 warrants, holds a controlling 70.9% of the Company's issued and outstanding Common Stock. Further, Value Partners received one of the Interest Notes as part of this exchange. As of December 31, 2003, Value Partners holds 34.7% of the Company's long-term debt.

The Company knows of no other person who owns 10% or more of the Company's Common Stock. See also "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management."

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation paid or earned during the fiscal years ending December 31, 2003, 2002 and 2001 by the executive officer of the Company during those periods.

                                     SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------------
                                                                                                         LONG TERM
                                       ANNUAL COMPENSATION                                              COMPENSATION
----------------------------------------------------------------------------------------------------- ---------------
                                                                         OTHER ANNUAL       STOCK        ALL OTHER
                                      YEAR        SALARY       BONUS     COMPENSATION      OPTIONS(2)  COMPENSATION(3)
Rami Ramadan(1)                       2003       $400,000    $168,000            $--         1,500        $305,616
President, CEO and CFO                2002        350,000     126,000             --         1,500           5,616
                                      2001        300,000      39,900             --         1,000           5,556


       (1) Mr. Ramadan joined the Company as its CEO and CFO, July 12, 1999. He became the Company's President in August 2000. On July 12, 2002, Mr. Ramadan's employment agreement was renewed with amendments for an additional three years.

       (2) Amounts in year 1999 through 2001 represent the number of qualified stock options granted each year to Mr. Ramadan under the 1998 Plan. These options listed are exercisable, and the option price per share is set forth in Mr. Ramadan's employment contract (See: Employment Agreement.) As part of his employment agreement renewal in 2002, the number of options to be granted was increased to 1,500 per year for the duration of his three-year agreement. The options are exercisable at a per share price equal to the fair market value of such share, as determined by the average of the bid and ask price of such share at the close of the market on the date of the grant.

       (3) The amounts shown represent the accrual in 2003 for a non-qualified executive retirement reserve of $100,000 per year for the years 2000, 2001 and 2002 (the balance of which ($200,000) will be accrued in 2004) and the cost of a leased automobile provided to Mr. Ramadan for each year indicated.

OPTION GRANTS/EXERCISES AND VALUES FOR FISCAL 2003

         The following table summarizes certain information concerning individual grants of options during fiscal 2003 to the executive officer named in the Summary Compensation Table above and the potential realizable value of the options held by such person at December 31, 2003.

                         OPTIONS GRANTED IN FISCAL 2003
                                INDIVIDUAL GRANTS

                            SHARES OF COMMON      % OF TOTAL OPTIONS          BASE
                            STOCK UNDERLYING    GRANTED TO EMPLOYEES IN     EXERCISE       EXPIRATION
                            OPTIONS GRANTED           FISCAL YEAR          PRICE ($/SH)       DATE
-----------------          -----------------     -----------------------   ------------   -------------
RAMI S. RAMADAN                   1,500                   65%                $6.00         07/12/13


         No options were exercised by the executive officer named in the Summary Compensation Table during fiscal 2003.

  The following table summarizes the option values held by the executive officer named in the Summary Compensation Table as of December 31, 2003.


                  AGGREGATE OPTION EXERCISES IN FISCAL 2003 AND
                     FISCAL 2003 YEAR-END OPTION VALUE TABLE


                                                       Number of Unexercised      Value of Unexercised in the
                                                             Options At                 Money Options at
                                                         December 31, 2003             December 31, 2003
----------------------------------------------------- ------------------------- --------------------------------
                      NO. OF SHARES
                       ACQUIRED ON   VALUE REALIZED
NAME                     EXERCISE     UPON EXERCISE  EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE

 RAMI S. RAMADAN            --             $--          6,000           0             $--             $--


EMPLOYMENT AGREEMENT

         RAMI S. RAMADAN. Effective July 12, 2002, the Company entered into a renewal of a three year employment agreement with Mr. Ramadan pursuant to which he will continue to serve as the Company's CEO, CFO and President at an annual salary of $400,000. Mr. Ramadan is eligible to participate in the 1998 Plan, Executive Compensation Plan and any present or future employee benefit plans. He also will be reimbursed for reasonable travel and out-of-pocket expenses necessarily incurred in the performance of his duties. Mr. Ramadan will also receive three separate equal annual installments of options to acquire the Company's Common Stock, each of which shall have a 10-year term commencing upon the date on which each installment is granted. Upon commencement of the renewal agreement, Mr. Ramadan received 1,500 options exercisable at a per share price equal to the fair market value of such share, as determined by the average of the bid and ask price of such share at the close of the market on the date of the grant. In the event the employment agreement is terminated other than for cause, as defined in the agreement, Mr. Ramadan will receive two years' salary. In addition, upon expiration of his employment agreement, if TWC elects not to renew Mr. Ramadan's employment, TWC shall continue to pay him his base salary and his medical insurance benefits then in effect in semi-monthly increments until the date of the earlier of the commencement of his full time employment with another employer, or the first anniversary date of the expiration date of the employment agreement. Mr. Ramadan is currently involved in a negotiation for an amendment to his employment agreement with the Compensation Committee of the Board of Directors. As of the date hereof, no amendment has been entered into; however, the Compensation Committee and the Board has approved the Company's accrual of a "non-qualified executive retirement reserve" of $100,000 per year, retroactive to 2000. The Company accrued $300,000 for this purpose in 2003 and will accrue an additional $200,000 in 2004.


                              CERTAIN TRANSACTIONS

REVERSE STOCK SPLIT

         On March 5, 2004, TWC's Board of Directors approved a one (1)-for-one hundred (100) reverse stock split of its authorized and issued common stock, $.001 par value per share, with all fractional shares being rounded up to the next whole share. The reverse split was effective April 5, 2004. The results of the reverse stock split will not only affect the present holders of the Company's outstanding shares of Common Stock, but the number of shares available for grant or issuance under the 1998 Plan and the 1999 Plan and corresponding warrants and options will be proportionally adjusted on a one (1)-for-one hundred (100) ratio as well.

JUNE 2003 EXCHANGE AGREEMENT (ADJUSTED FOR THE REVERSE STOCK SPLIT)

         On June 26, 2003, the Company completed an exchange agreement (the "June 2003 Exchange Agreement") with the holders of its $20 million, 12% Senior Secured Notes (the "Senior Notes"), whereby $18.45 million of note principal, or 92.25%, was exchanged for 4,527,971 shares of the Company's common stock, $.001 par value per share ("Common Stock") and $1.55 million was exchanged for seven-year, unsecured, variable rate promissory notes (the "Replacement Notes"). In addition, approximately $2.5 million in pre-September 18, 2001 accrued and unpaid interest was converted into three-year, unsecured, promissory notes (the "Interest Notes") bearing 8% interest and approximately $5.2 million of post-September 17, 2001 interest was waived and forgiven by the holders of the Senior Notes.

         The June 2003 Exchange Agreement, which had 100% participation by the holders of the Senior Notes and $18.45 million in aggregate value of the Senior Notes exchanging for Common Stock, both conditions of the offer, effectively reduced the Company's long-term liabilities (net of approximately $1.5 million of unamortized debt discount) from approximately $28.4 million at March 31, 2003 to approximately $4.3 million at June 30, 2003.

         The debt to equity conversion price of approximately $4.00 was a product of the terms of the June 2003 Exchange Agreement, which was designed to provide the noteholders who tendered in the exchange approximately 90% ownership of the Company's issued and outstanding Common Stock. The Company believes the approximate $4.00 conversion price was representative of the fair value of the Company's Common Stock, which was supported by a report from an independent financial advisor. Accordingly, the transaction was accounted for as an even exchange of value, with no gain or loss recognized. Further, the Company believes the post-September 17, 2001 interest forgiven was an inseparable component of the June 2003 Exchange Agreement and has accounted for this forgiveness as part of the overall transaction (e.g. an increase to additional paid in capital).


               PROPOSAL TO APPROVE THE 2004 EQUITY INCENTIVE PLAN

         Since 1993, the Company's has emphasized the grant of stock options at market rate exercise prices as a means of providing long-term incentive compensation to, and encouraging a long-term commitment by, our employees. These grants have been made pursuant to the 1998 Stock Option Plan and a predecessor stock option plan. As of May 5, 2004, 10,800 shares of Common Stock remained available for grant pursuant to the 1998 Stock Option Plan.

         We believe that stock options and other stock compensation have enhanced our ability to meet our long-term goals and intend to continue to utilize this means of compensation for our employees. The number of shares remaining for grant under the 1998 Stock Option Plan, however, is insufficient to permit awards which we expect to make in future years pursuant to our normal compensation practices. Accordingly, on May 13, 2004, our Board of Directors unanimously adopted, subject to stockholder approval at the annual meeting, the 2004 Equity Incentive Plan. If the 2004 Equity Plan is adopted, no further grants will be made under the 1998 Stock Option Plan and the shares of Common Stock previously available for grant under the 1998 Plan will be available for grant under the 2004 Equity Plan.

         Our Board of Directors unanimously recommends that stockholders approve the 2004 Equity Plan. If the 2004 Equity Plan is approved by stockholders, certain awards made under the 2004 Equity Plan will be eligible to be "qualified performance-based compensation" that is exempt from the $1.0 million deduction limit imposed on publicly-held corporations by Section 162(m) of the Internal Revenue Code (as described below) and 262,383 shares of Common Stock will be authorized and available for issuance pursuant to awards granted under the 2004 Equity Plan, including 10,800 shares previously available for grant under the 1998 Stock Option Plan, which represents approximately 5.2% of our outstanding shares on the record date for the Annual Meeting.

         The following brief description of the material features of the 2004 Equity Plan is qualified in its entirety by reference to the full text of the 2004 Equity Plan, a copy of which is attached to this proxy statement as Appendix E.

HIGHLIGHTS OF THE 2004 EQUITY PLAN

         The 2004 Equity Plan contains a number of provisions which we believe are consistent with the interests of stockholders and sound corporate governance practices. These include:

      o NO STOCK OPTION RE-PRICINGS. The 2004 Equity Plan prohibits the re-pricing of stock options without the approval of our stockholders. This provision applies to both direct re-pricings - lowering the exercise price of a stock option - and indirect re-pricings -canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

      o LIMITATION ON SHARES ISSUED OTHER THAN FOR STOCK OPTIONS. Under the 2004 Equity Plan, no more than 75,000 shares of Common Stock (which is equal to approximately 30% of the total number of shares reserved for issuance thereunder) may be awarded in the form of restricted stock or restricted stock units which are not subject to the achievement of a performance target or targets. The 2004 Equity Plan thus emphasizes the grant of stock options, which, with a minor exception, is the exclusive form of award which we have granted to our employees under our prior stock compensation plans.

      o NO DISCOUNT STOCK OPTIONS. The 2004 Equity Plan prohibits the grant of a stock option with a per share exercise price which is less than the fair market value of a share of Common Stock on the date the stock option is granted. Similarly, stock appreciation rights must have a per share grant price which is equal to the fair market value of a share of Common Stock on the date the award is granted.

      o MINIMUM ONE-YEAR VESTING PERIOD FOR ALL AWARDS. The 2004 Equity Plan generally requires a minimum vesting period of one year for all awards, including stock options, which may be granted thereunder.

      o MINIMUM THREE-YEAR VESTING PERIOD FOR RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. Under the 2004 Equity Plan, the minimum vesting period for restricted stock, restricted stock units and other stock-based awards, as defined, which are not earned based on the Company's achievement of specified performance goals or provided in lieu of base salary or annual bonus is three years.

      o NO "EVERGREEN" PROVISION. The 2004 Equity Plan provides for a fixed allocation of shares, thereby requiring shareholder approval of any additional allocation of shares.

ADMINISTRATION OF THE 2004 EQUITY PLAN

         The 2004 Equity Plan will be administered by the Compensation Committee of the Company's Board of Directors, which shall be composed of not less than the minimum number of persons from time to time required by:

      o Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3, shall be a "non-employee director" within the meaning of Rule 16b-3, as from time to time amended, and

      o applicable listing or quotation requirements relating to the shares of Common Stock, each of whom, to the extent necessary to comply with such requirements, shall be "independent" directors within the meaning of such requirements.

         With respect to any employee who is a "covered employee" as defined in
Section 162(m)(3) of the Internal Revenue Code and the regulations thereunder, however, the 2004 Equity Plan shall be administered by the Compensation Committee of our Board of Directors, which shall consist of two or more members of the Board appointed by the Board who qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.

         The Committee has, among other powers, the power to interpret and administer the 2004 Equity Plan and any instrument or agreement relating thereto, as well as to establish, amend, suspend or waive such rules and regulations as it shall deem appropriate in connection with its administration of the 2004 Equity Plan.

         The Committee has the discretion to determine the number and type of awards to be awarded to any participant, subject to the following limitations:

      o in no event shall a participant receive an award or awards under the 2004 Equity Plan during any one calendar year covering in the aggregate more than 25,000 shares of Common Stock (whether such award or awards may be settled in shares of Common Stock, cash or any combination thereof); and

      o in no event shall there be granted during the term of the 2004 Equity Plan restricted stock or restricted stock units which are not subject to the achievement of a performance target or targets covering more than an aggregate of 75,000 shares of Common Stock.

TYPES OF AWARDS WHICH MAY BE GRANTED

         STOCK OPTIONS. The Committee may grant stock options under the 2004 Equity Plan to purchase Common Stock, including options which are intended to qualify as incentive stock options under the Internal Revenue Code and options which are not intended to so qualify, or non-qualified options. The purchase price of a share of Common Stock under each type of option shall not be less than the fair market value of a share of Common Stock on the date the option is granted. Options shall be exercisable in accordance with the terms established by the Committee, provided that options may not have a term which exceeds ten years and shall have a vesting period of no less than one year, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant's death, disability or retirement. The full purchase price of each share of Common Stock purchased upon the exercise of any option shall be paid at the time of exercise of the option. The purchase price shall be payable in cash or, if and to the extent permitted by the Committee, in Common Stock or in a combination of cash and Common Stock, provided that the combined value of all cash and the fair market value of any shares of Common Stock so tendered for payment to the Company is at least equal to the option price as of the date of such tender.

         STOCK APPRECIATION RIGHTS. The Committee may grant under the 2004 Equity Plan a stock appreciation right in connection with all or any portion of a previously or contemporaneously granted option or independent of any option grant. Stock appreciation rights shall be exercisable in accordance with the terms established by the Committee, provided that stock appreciation rights shall have a vesting period of no less than one year, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant's death, disability or retirement. A stock appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares of Common Stock on the exercise date exceeds an exercise price established by the Committee, which shall not be less than 100% of the fair market value of the Common Stock at the time the stock appreciation right is granted. Such excess amount shall be payable in Common Stock, in cash, or in a combination thereof, as determined by the Committee.

         RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee may grant under the 2004 Equity Plan shares of restricted stock, which are shares of Common Stock which are subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events, as determined by the Committee, and restricted stock units, which are similarly subject to a substantial risk of forfeiture and may be settled either by the delivery of one share of Common Stock for each restricted stock unit or in cash in an amount equal to the fair market value of one share of Common Stock for each restricted stock unit, as determined by the Committee. Any such awards shall be subject to such conditions and have such terms as may be determined by the Committee provided that restricted stock and restricted stock units which have not been granted in lieu of base salary or bonuses or which have a restriction based on completion of a specified period of service with the Company without the Company's achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant's death, disability or retirement.

         OTHER STOCK-BASED AWARDS. The Committee may grant under the 2004 Equity Plan an other stock-based award, which is any award of shares of Common Stock or other award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock which is not described above and is deemed by the Committee to be consistent with the purposes of the 2004 Equity Plan. The Committee shall determine the terms and conditions of any other stock-based award and whether such awards shall be paid in cash, shares of Common Stock or in a combination thereof, provided that an other stock-based award which is not granted in lieu of base salary or bonuses or which is not subject to the Company's achievement of a performance goal determined by the Committee shall have a minimum vesting period of three years from the date of grant, except in the event of a change in control of the Company and, in the sole discretion of the Committee, in the event of the participant's death, disability or retirement.

         PERFORMANCE AWARDS. Section 162(m) of the Internal Revenue Code precludes a publicly-held corporation from claiming a compensation deduction for compensation in excess of $1.0 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer. This limitation does not apply, however, to "qualified performance-based compensation." Because stock options and stock appreciation rights granted under the 2004 Equity Plan must have a per share exercise price equal at least to the fair market value of a share of Common Stock on the date of grant and because the 2004 Equity Plan limits the number of shares that may be the subject of awards granted to any participant during any calendar year, compensation from the exercise of stock options and stock appreciation rights should be treated as "qualified performance-based compensation" for purposes of
Section 162(m).

         In addition, under the 2004 Equity Plan, the Committee shall have sole and complete authority to determine the extent to which an award of restricted stock, restricted stock units or other stock-based awards shall be subject to the achievement of one or more performance goals over one or more performance periods. For awards intended to result in deductible "qualified performance-based compensation," any such performance goal and performance period shall be determined by the Committee within the time prescribed by
Section 162(m) of the Internal Revenue Code and the regulations thereunder in order for the performance goal to be considered "pre-established" for this purpose.

         Subject to the terms of the 2004 Equity Plan, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award.

         Performance awards may be paid in a lump sum or in installments following the close of the performance period, provided that no full and/or partial payment of a performance award granted under the 2004 Equity Plan may be made to a covered employee within the meaning of Section 162(m) of the Internal Revenue Code until the Committee has certified, in writing, the attainment by the Company of the applicable performance goal or performance goals over the applicable performance period or performance periods.

         The Committee may utilize objective criteria to establish corporate performance goals with respect to an award to a covered employee for purposes of
Section 162(m) of the Internal Revenue Code based on one or more of the following measures:

      o net income;
      o net income before taxes;
      o operating earnings;
      o cash earnings;
      o operating cash earnings;
      o cash flow;
      o financial return ratios, including, but not limited to, return on average assets, return on tangible total assets, return on average stockholders' equity, return on average tangible stockholders' equity, average stockholders' equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, non-interest income to total revenue ratio and net interest margin;
      o total stockholder return;
      o earnings per share;
      o operating earnings per share;
      o cash earnings per share;
      o other balance sheet or income statement items;
      o stock price;
      o market share; or
      o project completion.

         Approval of the 2004 Equity Plan by the stockholders of the Company also will constitute approval of the foregoing measures for purposes of Section 162(m) of the Code. Performance goals with respect to participants who are not covered employees for purposes of Section 162(m) also may be based on any other objective performance goals as may be established by the Committee for a performance period.

AWARD AGREEMENTS AND CERTAIN AWARD TERMS

         Each award will be evidenced by an award agreement that will be delivered to the participant specifying the terms and conditions of the award and any rules applicable to such award. Upon a "change in control" of the Company, as defined in the 2004 Equity Plan, all outstanding awards will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted. Awards will be nontransferable; however, an award may be transferable under the 2004 Equity Plan to the extent determined by the Committee and set forth in the applicable award agreement if such award agreement provisions do not disqualify such award for exemption under Rule 16b-3, if such award is not intended to qualify for exemption under Rule 16b-3 or, with respect to awards which are incentive stock options, if such provisions do not prevent the incentive stock options from qualifying as such under applicable laws and regulations.

ELIGIBLE PARTICIPANTS

         Under the 2004 Equity Plan, any employee of the Company or the Company's affiliates who is not a member of the Committee may be designated by the Committee as a participant and receive awards thereunder. This currently includes the chief executive officer, who is a director, and as of May 5, 2004, approximately 10 other employees. Non-employee directors of the Company are not eligible to receive awards under the 2004 Equity Plan.

SHARES RESERVED UNDER THE 2004 EQUITY PLAN

         The number of shares of Common Stock that may be issued pursuant to the 2004 Equity Plan is 262,383, which represents 5.2% of the outstanding Common Stock on the record date for the Annual Meeting.

         If, after the effective date of the 2004 Equity Plan, any shares of Common Stock covered by an award granted under the 2004 Equity Plan, or to which such an award relates, are forfeited, or if such an award is settled for cash or otherwise terminates or is canceled without the delivery of shares, then the shares of Common Stock covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become shares with respect to which awards may be granted. In the event that any option or other award granted under the 2004 Equity Plan is exercised through the delivery of shares of Common Stock or in the event that withholding tax liabilities arising from such award are satisfied by the withholding of shares of Common Stock by the Company, the number of shares of Common Stock available for awards under the 2004 Equity Plan shall be increased by the number of shares so surrendered or withheld.

         The total number of shares of Common Stock that may be issued pursuant to the 2004 Equity Plan is subject to adjustment by the Committee in the event of stock dividends, stock splits, combination of shares, recapitalizations or other changes in the outstanding Common Stock. The shares issuable under the 2004 Equity Plan may be from either authorized but previously un-issued shares of Common Stock or from reacquired shares of Common Stock, including shares purchased by the Company on the open market and held as treasury shares.

EFFECTIVE DATE

         The 2004 Equity Plan will not become effective unless and until it is approved by the stockholders of the Company, and the date of any such approval will be its effective date. The 2004 Equity Plan shall remain in effect until the earlier of the date that no additional shares of Common Stock are available for issuance under the 2004 Equity Plan, the date that the 2004 Equity Plan has been terminated in accordance with its terms or the close of business on the tenth annual anniversary of the effective date of the 2004 Equity Plan.

AMENDMENT AND TERMINATION OF THE 2004 EQUITY PLAN AND AWARDS THEREUNDER

         The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the 2004 Equity Plan or any portion thereof at any time, provided that no such action shall be made that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted without the consent of the affected participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

      o except as provided in the 2004 Equity Plan in connection with adjustments to the outstanding Common Stock, increase the total number of shares with respect to which awards may be granted under the 2004 Equity Plan;

      o change the employees or class of employees eligible to participate in the 2004 Equity Plan;

      o reduce the exercise price for options and stock appreciation rights by repricing or replacing such awards; or

      o change the performance goals which may be established for performance awards.

         The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted under the 2004 Equity Plan, prospectively or retroactively, provided that any such action that would adversely affect the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary. Moreover, except as provided in the 2004 Equity Plan in connection with adjustments to the outstanding Common Stock or unusual or nonrecurring events as determined by the Committee, the Committee shall not have the authority to cancel any outstanding option or stock appreciation right and issue a new option or stock appreciation right in its place with a lower exercise price without the approval of the stockholders of the Company.

NEW PLAN BENEFITS

         No awards have been granted under the 2004 Equity Plan. Because awards under the 2004 Equity Plan are discretionary, no awards are determinable at this time.

         For information regarding options granted under the 1998 Stock Option Plan to our chief executive officer during the fiscal year ended December 31, 2003, see "Option Grants/Exercises and Values for Fiscal 2003" above. In addition to the data shown in that table, for the fiscal year ended December 31, 2003, options to purchase an aggregate of 500 shares of Common Stock were granted to all other employees as a group and for the quarter ending March 31, 2004, options to purchase an aggregate of 800 shares of Common Stock were granted to all employees as a group. All options granted by us in the fiscal year ended December 31, 2003 had a per share exercise price equal to the market value of a share of Common Stock on the date of grant.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a summary of certain federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the 2004 Equity Plan.

         INCENTIVE STOCK OPTIONS. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Internal Revenue Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss realized will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

         If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. If the shares of Common Stock acquired upon exercise of an incentive stock option decline in value after the date of exercise, however, the ordinary income recognized by the optionee is limited to the difference between the sales price and the amount paid for the shares. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

         An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.

         NONQUALIFIED STOCK OPTIONS. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the 2004 Equity Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

         If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and the deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock. In general, Common Stock issued upon exercise of an option or stock appreciation right granted under the 2004 Equity Plan will be transferable and not subject to a risk of forfeiture at the time issued.

         STOCK APPRECIATION RIGHTS. No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company generally will be entitled to a deduction equal to the amount includable as ordinary income by such participant.

         RESTRICTED STOCK. A recipient of restricted stock generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Internal Revenue Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for such stock. If the shares subject to such election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Internal Revenue
Code). The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the participant.


         RESTRICTED STOCK UNITS. A participant who is awarded restricted stock units will not recognize income at the time of grant. When a participant receives payment for restricted stock units in shares of Common Stock or cash, the fair market value of the shares or the amount of the cash received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. However, if there is a substantial risk that any shares of Common Stock used to pay out earned restricted stock units will be forfeited (for example, because the Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make an election under Section 83(b) of the Internal Revenue Code, as described above. The Company can take the deduction at the time the ordinary income is recognized by the participant.

         OTHER STOCK-BASED AWARDS. The federal income tax treatment of other stock-based awards which may be granted under the 2004 Equity Plan will depend on the specific terms of such awards.

         PARACHUTE PAYMENTS. The acceleration of the vesting or payment of an award under the 2004 Equity Plan in connection with a change in control of the Company may, depending upon the individual circumstances of the participant, cause certain amounts attributable thereto to be treated as "excess parachute payments" as defined in Section 280G of the Internal Revenue Code. "Excess parachute payments" are non-deductible by the Company for purposes of the Internal Revenue Code and subject the employee to a 20% federal excise tax thereon in addition to regular income taxes.

         DEDUCTION LIMIT FOR CERTAIN EXECUTIVE COMPENSATION. As noted above,
Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-held corporation to its chief executive officer and the four other most highly-compensated executive officers. Compensation that qualifies as "qualified performance-based" compensation is not subject to the $1.0 million limit. The 2004 Equity Plan has been structured to permit awards and payments that will satisfy the requirements applicable to "qualified performance-based" compensation.

         WITHHOLDING. The Company or any affiliate is authorized to withhold from any award under the 2004 Equity Plan, from any payment due or transfer made under any award or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of any award, its exercise or any payment or transfer under an award or under the 2004 Equity Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any award, but only in the case of a covered employee to the extent permitted by Section 162(m) of the Internal Revenue Code.

         The above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change (in some cases retroactively), as are their interpretations, and their application may vary in individual circumstances (including without limitation in the case of persons who are subject to Section 16 of the Exchange Act and regulations thereunder.) Finally, the consequences under applicable state and local income tax laws may not be the same as under federal income tax laws.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

                  APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING

       Each proxy solicited hereby by the Company requests authority to vote for an adjournment of the Annual Meeting if an adjournment of such meeting is deemed to be necessary. The Company may seek an adjournment of the Annual Meeting for not more than 60 days in order to enable it to solicit additional votes in favor of the proposal to approve the 2004 Equity Incentive Plan (the "Proposal") in the event the requisite vote of stockholders has not been received. If the Company desires to adjourn the Annual Meeting with respect to the Proposal, it will request a motion that the Annual Meeting be adjourned for up to 60 days with respect to such Proposal, and no vote will be taken on such Proposal at the originally scheduled meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any such motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion by the Company to adjourn the Annual Meeting. Unless revoked prior to its use, any proxy solicited for the Annual Meeting will continue to be valid for any adjournment of such meeting, and will be voted in accordance with the instructions contained therein, and if no contrary instructions are given, will be voted "FOR" the Proposal.

       Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the stockholders' views with respect to such Proposal. Such an adjournment would be disadvantageous to stockholders who are against the Proposal, because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of approving such Proposal.

       If a quorum is not present at the Annual Meeting, no proposal will be acted upon and the Company will adjourn the Annual Meeting to an alternative date in order to solicit additional proxies on each of the proposals being submitted to stockholders.

       An adjournment for up to 60 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company does not have any reason to believe that an adjournment of the Annual Meeting will be necessary at this time.

       BECAUSE THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL, AS DISCUSSED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE POSSIBLE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY.



             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company, on the recommendation of the Audit Committee of the Board, has appointed Rothstein, Kass & Co., P.C., independent accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2004, and further directed that the selection of accountants be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Rothstein, Kass & Co., P.C. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent accountants and clients. Rothstein, Kass & Co., P.C. provided audit and non-audit services to the Company in 2003 and 2002, which are described below. It is not anticipated that Rothstein, Kass & Co., P.C. will have a representative at the Annual Meeting.

The following table shows the fees that were billed to the Corporation by Rothstein, Kass & Co., P.C. for professional services rendered for the fiscal years ended December 31, 2003 and December 31, 2002.

            FEE CATEGORY                      2003        2002
    -----------------------            -------------  -------------
     Audit Fees                        $    121,000   $    110,000
     Audit-Related Fees                      25,000         37,000
     Tax Fees                                18,000         16,000
     All Other Fees                          16,000          9,000
                                       -------------  -------------
        Total Fees                     $    180,000   $    172,000

         AUDIT FEES. This category includes fees for the audit of the Corporation's annual financial statements, review of financial statements included in the Corporation's quarterly reports on Form 10-Q and services that are normally provided by Rothstein, Kass & Co., P.C. in connection with statutory and regulatory filings or engagements.

         AUDIT-RELATED FEES. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation's financial statements and are not included above under "Audit Fees." These services include accounting advice and audit services in connection with acquisitions.

         TAX FEES. This category includes fees for tax compliance, tax advice, and tax planning. These services include tax return preparation, expatriate tax services and international VAT tax planning.

         ALL OTHER FEES. This category includes fees for products and services provided by Rothstein, Kass & Co., P.C. that are not included in the services reported above. These services include Sarbanes-Oxley Act related services and consulting services.

       In the event that stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, at its discretion, may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & CO., P.C. AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.


                              STOCKHOLDER PROPOSALS

       Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders of the Company and included in the proxy materials used by the Company in connection with such meeting must be received at the principal executive office of the Company at 545 Fifth Avenue, Suite 940, New York, New York 10017, no later than January 10, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act it will be included in the Proxy Statement and set forth on the proxy card issued for the 2005 Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

       Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to the Company's Articles of Incorporation, which provide that business must be properly brought before the meeting by or the direction of the Board of Directors, or otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. A stockholder's notice shall set forth as to each matter the stockholder proposes to bring before an annual meeting such information as is specified in the Company's Articles of Incorporation. If the proposal is not made in accordance with the terms of the Articles of Incorporation, such proposal will not be acted upon at the Annual Meeting. No stockholder proposals were received by the Company in connection with the 2004 Annual Meeting.

                                 ANNUAL REPORTS

       A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

       UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 2003 REQUIRED TO BE FILED UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO SECRETARY, TRANS WORLD CORPORATION, 545 Fifth Avenue, Suite 940, New York, New York 10017. The Form 10-KSB is not part of the proxy solicitation materials.

                                  OTHER MATTERS

       Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a Director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the discretion of the persons voting the proxies.

         The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. The cost of this solicitation of proxies will be borne by the Company. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Company's Common Stock. directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation.



By Order of the Board of Directors

/s/ Rami S. Ramadan

Rami S. Ramadan
President, Chief Executive Officer and
Chief Financial Officer


May 20, 2004

                                   APPENDIX A

                             TRANS WORLD CORPORATION

                               BOARD OF DIRECTORS

                           Committee Charters Appendix

         Each of the Audit, Nominating and Compensation Committees (each, a "Committee") of the Board of Directors (the "Board") of Trans World Corporation ("TWC" or the "Company") has its own Charter. This Appendix describes certain items that are applicable to all the Charters, including Committee member qualifications; Committee member appointment and removal; Committee structure and operations; and Committee reporting to the Board.

I. COMMITTEE MEMBER QUALIFICATIONS. To be a member of a Board Committee, a Board member must meet the following requirements:

         A. KNOWLEDGE. He or she must have, or obtain within a reasonable period of time after his or her appointment to the Committee, familiarity with the key issues relevant to the work of the Committee.

         B. INDEPENDENCE. For the Audit, Compensation and Nominating Committees, he or she must be "independent" as determined by the Board in accordance with applicable law, regulation and listing standards (in accordance with the Company's Corporate Governance Guidelines, each of the other committees must have at least one (1) member who is independent).


         C. For the Audit Committee:

            1. Compensation. He or she and members of his or her immediate family and entities of which he or she is a partner, member, officer, director or significant (greater than 10%) shareholder must not receive any compensation from the Company, except for his or her director's fees (prohibited compensation includes fees paid for accounting, consulting, legal, investment banking or financial advisory services);

            2. Ownership. He or she must not be the beneficial owner, directly or indirectly, of more than ten percent (10%) of any class of the Company's voting equity securities, or be an executive officer of the Company;

            3. Other Service. He or she must not be serving simultaneously on the audit committees of more than two (2) other companies, unless the Board determines that such service will not impair his or her ability to serve on the Company's Audit Committee; and

            4. Financial Literacy. He or she must be financially literate, as determined by the Board, or must become financially literate.

II.      COMMITTEE MEMBER APPOINTMENT AND REMOVAL.

         A. APPOINTMENT. At the first meeting of the Board following the Annual Meeting of Shareholders, the Board will, by resolution, designate an Audit, Compensation, and Nominating Committee of the Board, each consisting of not fewer than two (2) members. The Board may also appoint additional members from time to time throughout the year.

         B. REMOVAL. The Board may remove a member from the Committee at any time; provided, however, that if removing a member or members of the Committee would cause the Committee to have fewer than two (2) members, then the Board must at the same time appoint enough additional members to the Committee so that the Committee will have at least two (2) qualified members.

III.     COMMITTEE STRUCTURE AND OPERATIONS.

         A. APPOINTMENT OF CHAIRMAN. At the time the Board appoints members of the Committee, the Board will also appoint one of the members to act as Chairman of the Committee. In addition to chairing meetings of the Committee, the Chairman will be the liaison to Company management, and will be responsible for setting the agenda for meetings, reporting to the Board as described in Item IV below, and will be available to answer questions at annual meetings of shareholders. The Chairman may temporarily delegate his or her responsibilities if he or she is not available to perform them.

         B. REMOVAL OF CHAIRMAN. The Chairman may be removed by the Board at any time, provided that a new Chairman is appointed by the Board at the same time.

         C. QUORUM. A majority of the Committee will constitute a quorum.

         D. VOTING. Each member of the Committee will have one (1) vote.

         E. REQUIRED VOTE. Action may be taken with the approval of a majority of the Committee present at a duly constituted meeting. Actions may be taken without a meeting with the affirmative vote or approval of all members of the Committee.

         F. DELEGATION. Except where otherwise prohibited, the Committee may delegate to a subcommittee or to the Chairman the right to hear and determine any issue (whether specific or general) on behalf of the whole Committee, and the Committee may also delegate administrative tasks to employees of the Company; provided, however, that no such delegation can alter the fundamental duties and responsibilities of the Committee.

         G. MEETINGS.

            1. Frequency. Unless the particular Committee determines that fewer meetings are required in a particular year, the Nominating Committee will meet at least once per year; the Audit Committee will meet at least four (4) times per year; and the Compensation Committee will meet at least twice per year.

            2. Calling of Meetings. The Committee will meet at the request of any member of the Committee, at the time specified in the request.

            3. Form of Meetings. Meetings may be in person or by telephone or other form of interactive real time electronic communication.

            4. Notice of Meetings. Notice of meetings will be given to each member, normally at least one (1) day before the meeting. Any meeting at which all members are present will be a duly called meeting, whether or not notice was given.

            5. Participation in Meetings. The Committee may include in its meetings members of the Company's management, other members of the Board, or third parties; provided, however, that at least once per year the Audit and Compensation Committees will meet in either a full meeting or as a portion of a meeting, without the Chief Executive Officer or other employees of the Company present, to discuss any matters that the Committee deems appropriate.

IV. COMMITTEE REPORTING TO THE BOARD. At the next meeting of the Board after any Committee meeting, the Chairman or his or her nominee will provide the Board with a report on the matters addressed at the Committee meeting.

                                   APPENDIX B

                             TRANS WORLD CORPORATION

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

         In light of recent changes of law, regulation and the Nasdaq Stock Market listing and qualification requirements, the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Trans World Corporation ("TWC" or the "Company") desires to amend, update and entirely restate the charter for the governance of the Committee as follows:

I. THE COMMITTEE'S PURPOSE. The Committee is appointed by the Board of Directors for the primary purpose of:

         A.       Assisting the Board in its oversight of:

                  1. the quality and integrity of the Company's financial
                     statements;

                  2. the Company's compliance with legal and regulatory
                     requirements;

                  3. the Company's overall risk management profile;

                  4. the independent auditor's qualifications and
                     independence; and

                  5. the performance of the Company's internal audit
                     function and independent auditors.

         B. Preparing the annual Audit Committee Report to be included in the Company's proxy statement.

II. THE COMMITTEE'S DUTIES AND RESPONSIBILITIES. Company management is responsible for preparing financial statements; the Committee's primary responsibility is oversight. To carry out this responsibility, the Committee will undertake the following activities:

         A.       GENERAL.

                  1. To develop and maintain free and open means of communication with the Board, the Company's independent auditors, the Company's internal auditors, and the financial and general management of the Company;

                  2. To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company's Bylaws and applicable laws and regulations;

                  3. To maintain and update, as appropriate, this Charter, which will be published on the Company's website and disclosed in the Company's proxy at least once every three years as required by the Securities and Exchange Commission's ("SEC") proxy rules; and

                  4. To review with the Board any significant issues that arise with respect to the items listed in I.A.1 through I.A.5 above.

         B.       THE COMPANY'S FINANCIAL STATEMENTS AND PUBLISHED INFORMATION.

                  1. At least annually, to review:

                  a. major issues regarding accounting principles and financial statement presentations including any significant changes in the Company's selection or application of accounting principles, as well as the clarity and completeness of the Company's financial statements and items that impact the representational faithfulness, verifiability and neutrality of accounting information;

                  b. analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

                  c. the effects of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

            2. To discuss the annual audited financial statements and quarterly financial statements (including matters outlined in SAS No. 61, "Communications with Audit Committees") with the Company management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's SEC filings.

            3. To discuss the Company's earnings press releases, as well as financial information and earning guidance provided to analysts and ratings agencies. These discussions need not occur in advance of each release or each provision of guidance.

         C.       PERFORMANCE AND INDEPENDENCE OF THE COMPANY'S INDEPENDENT
                  AUDITORS.

                  1. At least annually, to obtain and review a written report by the independent auditors describing:

                     a. the independent auditing firm's internal quality control procedures;

                     b. any material issues raised by the most recent internal quality control review, or peer review, of the independent auditing firm;

                     c. any material issues raised by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditing firm;

                     d. any steps taken to deal with any issues raised in such internal quality control reviews, peer reviews, or governmental or professional authority inquiries or investigations; and

                     e. all relationships between the independent auditor and the Company.

                  2. To annually evaluate the independent auditor's qualifications, performance and independence, including a review and evaluation of the lead partner, taking into account the opinions of Company management and the Company's internal auditors, and to report its conclusions to the Board.

                  3. To assure regular rotation of the lead audit partner, as required by law.

                  4. To periodically meet separately with independent auditors.

                  5. To set clear hiring policies for employees or former employees of the independent auditors.

         D.       THE REVIEW OF SERVICES AND AUDIT BY INDEPENDENT AUDITOR.

            1. To appoint, retain (with subsequent submission to the Company's shareholders for ratification), compensate, evaluate and terminate the Company's independent auditors, with sole authority to approve all audit engagement fees and terms, as well as all non-audit engagements with the independent auditors (these responsibilities may not be delegated to Company management).

            2. At least annually, to pre-approve all audit and non-audit services to be provided to the Company by its independent auditors (this responsibility may not be delegated to Company management and, to the extent that this responsibility is delegated to one or more members of the Committee, such member(s) must report such pre-approvals at the next scheduled meeting of the Committee) in accordance with the pre-approval guidelines attached hereto as Annex I.

            3. To ensure that the Company's independent auditors do not perform any non-audit services that are prohibited by law or regulation.

            4. To review the scope of the annual audit to be performed by the Company's independent auditors.

            5. To review with the independent auditor any audit problems or difficulties encountered in the course of the audit work, and Company management's responses.

            6. To review the audit report and recommendations submitted by the Company's independent auditors.

            7. To review the report required by Section 10A(k) of the Securities Exchange Act of 1934 from the independent auditor concerning:

                  a. Critical accounting policies and practices to be used in the audit;

                  b. Alternative treatments of financial information within GAAP that have been discussed with Company management, ramifications of the use of such alternative disclosure treatments, and the treatment preferred by the independent auditor; and

                  c. Other material written communications between the independent auditor and Company management, such as any management letter or schedule of unadjusted differences.

         E.       THE PERFORMANCE OF THE COMPANY'S INTERNAL AUDIT FUNCTION

            1. To periodically meet separately with internal auditors.

            2. To review and approve the annual internal audit plan.

            3. To receive and review summaries and reports from the internal auditor with respect to its review of the operations of the Company and the systems of internal controls and, where deemed appropriate, management's responses thereto.

            4. To review the activities, organizational structures, staffing and qualifications of the internal audit function.

         F.       CONTROLS WITHIN THE COMPANY.

            1. To periodically meet separately with Company management including senior finance and accounting management.

            2. To annually review major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies.

            3. To review the results of the Company's annual assessment relating to compliance with the Company's Code of Ethics for Executive Officers.

            4. To receive quarterly a report from the Company's Chief Executive and Chief Financial Officer describing:

                  a. all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize, and report financial data; and

                  b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            5. To establish procedures for:

                  a. the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

                  b. the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

         G.       REVIEW OF RISK MANAGEMENT.

                  To discuss:

            1. guidelines and policies to govern risk assessment and risk management;

            2. the Company's major risk exposures and the steps Company management has taken to monitor and control such exposures;

            3. to review the status of the security for the Company's electronic data processing information systems, and the general security of the Company's people, assets and information systems;

            4. to review the status of the Company's financial instruments; and

            5. to receive annually and as required, reports from the Chief Financial Officer regarding financial, legal, regulatory and litigation issues.

III. AUTHORITY TO RETAIN EXPERTS. The Committee has the authority to select, direct and, if appropriate, terminate such experts as it deems necessary in the performance of its duties. The Company shall bear all costs and expenses relating to the engagement of any such experts.

IV. ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE. At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V. AUDIT COMMITTEE FINANCIAL EXPERT. At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable listing standards. At least one member of the Committee must be an "audit committee financial expert" as defined by the regulations of the SEC. The person with accounting or related financial management expertise and the "audit committee financial expert" can be one and the same.

VI. EFFECTIVE DATE. This Amended and Restated Audit Committee Charter shall be effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX.

                                     ANNEX I

           GUIDELINES OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                             TRANS WORLD CORPORATION
                FOR PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

         The Audit Committee has adopted the following guidelines regarding the engagement of the Company's independent auditor to perform services for the
Company:

         For audit services, the independent auditor will provide the Committee with an engagement letter during the January-March quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year together with an audit services fee proposal. If agreed to by the Committee, this engagement letter (including the fee proposal) will be formally accepted by the Committee at either its March or June Audit Committee meeting.

         For non-audit services, Company management will submit to the Committee for approval (during June or September of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Company management and the independent auditor will each confirm to the Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Committee will approve both the list of permissible non-audit services and the budget for such services. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

         To ensure prompt handling of unexpected matters, the Committee delegates to the Chairman of the Audit Committee the authority to amend or modify the list of approved permissible non-audit services and fees. The Chairman will report action taken to the Committee at the next Committee meeting.

         The independent auditor must ensure that all audit and non-audit services provided to the Company have been approved by the Committee. The Company's Chief Financial Officer will be responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

                                   APPENDIX C

                             TRANS WORLD CORPORATION

                         COMPENSATION COMMITTEE CHARTER


I. THE COMMITTEE'S PURPOSE. The Compensation Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Trans World Corporation ("TWC" or the "Company") for the primary purpose of:

         A. Overseeing overall Company compensation policies and their specific application to executive officers elected by the Board and members of the Board; and

         B. Preparing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

II. THE COMMITTEE'S DUTIES AND RESPONSIBILITIES. The Committee has the following duties and responsibilities (responsibilities with respect to setting compensation of the Chief Executive Officer and other executive officers of the Company elected by the Board cannot be delegated to Company management).

         A.       GENERAL.

                  1. To approve compensation principles that apply generally to Company employees;

                  2. To make recommendations to the Board with respect to incentive compensation plans and equity based plans;

                  3. To select a peer group of companies against which to benchmark/compare the Company's compensation systems for executive officers elected by the Board;

                  4. To administer and otherwise exercise the various authorities prescribed for the Committee by the Company's equity plans and other compensation plans;

                  5. To monitor compensation trends and solicit independent advice where appropriate;

                  6. To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company's Bylaws and applicable laws and regulations; and,


         B.       EXECUTIVE OFFICERS.

                  1. To regularly review and evaluate compensation of executive officers of the Company elected by the Board (see also special additional responsibilities with respect to the Chief Executive Officer in II.C. below);

                  2. To approve any compensation-related action for executive officers of the Company elected by the Board; and

                  3. To review and approve compensation arrangements for individuals who will be made offers to join the Company as an executive officer elected by the Board.

         C.       CHIEF EXECUTIVE OFFICER.

                  1. To review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation;

                  2. To evaluate the performance of the Chief Executive Officer in light of the approved corporate goals and objectives;

                  3. To set the base salary and incentive compensation of the Chief Executive Officer based on the Committee's evaluation of the competitive compensation practices and the Chief Executive Officer's performance in achieving the corporate goals established for the position by the Committee; and

                  4. To set the long-term incentive component of the compensation of the Chief Executive Officer considering the Company's performance and relative shareholder return, and the value of incentive awards to chief executive officers at other comparable companies.

         D.       DIRECTORS.

                  1. To regularly review and evaluate the compensation program for Directors and, as appropriate, recommend changes to the Board; and,

                  2. To administer and otherwise exercise the various authorities prescribed for the Committee by TWC's non-employee directors stock plans.

III. AUTHORITY TO RETAIN EXPERTS. Any compensation consultant used to assist in the evaluation of Director, Chief Executive Officer or executive officer compensation, as well as such other experts as the Committee deems necessary in the performance of its duties, will be selected, directed and, if appropriate, terminated by the Committee. The Company will pay all fees and expenses relating to the engagement of any such consultant.

IV. ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE. At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V. EFFECTIVE DATE. This Compensation Committee Charter shall become effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX.

                                   APPENDIX D

                             TRANS WORLD CORPORAITON

                          NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE'S PURPOSE. The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Trans World Corporation ("TWC" or the "Company") for the primary purpose of:

         A. identifying individuals qualified to become members of the Board;

         B. recommending to the Board when new members should be added to the Board;

         C. recommending to the Board individuals to fill vacant Board positions;

         D. recommending to the Board the director nominees for the next annual meeting of shareholders;

         E. periodically reviewing and recommending to the Board updates to the Company's Corporate Governance Guidelines;

         F. assisting the Board and the Company in interpreting and applying the Company's Corporate Governance Guidelines, Code of Ethics for Executive Officers and other issues related to Company and employee governance and ethics; and

         G. evaluation of the Board and its members.

II. THE COMMITTEE'S DUTIES AND RESPONSIBILITIES. The Committee has the following duties and responsibilities:

         A. BOARD VACANCIES. When a vacancy occurs on the Board by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, to present the Committee's recommendation of a replacement member to the Board.

         B. DIRECTOR CRITERIA. To consider, at a minimum, the following factors in recommending to the Board potential new Board members, or the continued service of existing members:

                  1. the characteristics described in the Corporate Governance Guidelines (i.e., demonstrated character and integrity; experience at a strategy or policy setting level; high-level managerial experience in a relatively complex organization, or experience dealing with complex problems; an ability to work effectively with others; sufficient time to devote to the affairs of the Company; and freedom from conflicts of interest);

                  2. whether the member or potential member assists in achieving a mix of Board members that represents a diversity of background and experience, including with respect to age, gender, international background, race, and specialized experience;

                  3. whether the member or potential member is subject to a disqualifying factor as described in the Corporate Governance Guidelines (i.e., relationships with competitors, customers, suppliers, contractors, investment bankers, counselors or consultants, or recent previous employment with the Company);

                  4. whether an existing member has reached retirement age or a term limit as described in the Corporate Governance Guidelines;

                  5. the member's or potential member's independence;

                  6. whether the member or potential member would be considered a "financial expert" or "financially literate" as described in applicable listing standards, legislation or Audit Committee guidelines;

                  7. the extent of the member's or potential member's business experience, technical expertise, or specialized skills or experience;

                  8. whether the member or potential member, by virtue of particular experience relevant to the Company's current or future business, will add specific value as a Board member; and

                  9. any factors related to the ability and willingness of a new member to serve, or an existing member to continue his or her service.

         C. BOARD COMMITTEES. At the first meeting of the Board following the annual meeting of shareholders, to propose to the Board appropriate members for all Board Committees.

         D. BOARD SIZE. To make recommendations to the Board about exercising the Board's authority to determine the number of its members.

         E. OVERSIGHT OF THE EVALUATION OF THE BOARD AND MANAGEMENT. To be responsible for overseeing the evaluation of the Board and Company management in the following respects:

                  1. By annually reviewing the performance of the Board as a whole, and reporting the results of its review to the Board; and

                  2. By annually reviewing the performance of the Board members who are expected to stand for election at the next annual meeting.

         F. CORPORATE GOVERNANCE GUIDELINES. To maintain and update, as appropriate, the Company's Corporate Governance Guidelines.

         G. CODE OF ETHICS. To assist the Board and the Company in interpreting and applying the Company's Code of Ethics for Executive Officers and other issues related to the Company and employee governance and ethics.

         H. DIRECTOR REMOVAL. To recommend to the Board the removal of a Director where appropriate.

         I. DIRECTOR INDEPENDENCE. To recommend to the Board standards for Director independence.

         J. OTHER ACTIVITIES. To perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company's Bylaws and applicable law.

III. AUTHORITY TO RETAIN EXPERTS. The Committee has the authority to select, direct and, if appropriate, terminate any search firm used to identify candidates for Board membership (or to establish other procedures to develop potential candidates for consideration) as well as any such other experts as it deems necessary in the performance of its duties. The Company shall bear all costs and expenses relating to the engagement of such search firm or experts.

IV. ANNUAL PERFORMANCE EVALUATION OF THE COMMITTEE. At least annually, the Committee will evaluate how well it has fulfilled its purpose during the previous year, and will report its findings to the full Board.

V. EFFECTIVE DATE. This Nominating Committee Charter shall be effective upon its adoption by the Board and shall not be retroactive.

INFORMATION CONCERNING COMMITTEE MEMBER QUALIFICATIONS, COMMITTEE MEMBER APPOINTMENT AND REMOVAL, COMMITTEE STRUCTURE AND OPERATIONS (INCLUDING AUTHORITY TO DELEGATE TO SUBCOMMITTEES), AND COMMITTEE REPORTING TO THE BOARD ARE ADDRESSED IN THE BOARD OF DIRECTORS COMMITTEE CHARTER APPENDIX.

                                   APPENDIX E

                             TRANS WORLD CORPORATION

                           2004 EQUITY INCENTIVE PLAN



SECTION 1. Purpose. The purposes of the Trans World Corporation 2004 Equity Incentive Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Affiliates; (ii) motivating such employees by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Other Stock-Based Award or Performance Award.

         "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or any successor thereto, provided that, without limiting the foregoing, a change in control also shall mean the occurrence of any of the following events:

                  (i) any "person" (as defined in Section 3(a)(9) of the Exchange Act) or "group" of persons (as provided under Rule 13d-3 under the Exchange Act) who, after the effective date of the Plan, becomes a "beneficial owner" of (as defined in Rule 13d-3 or otherwise under the Exchange Act) or acquires, directly or indirectly (including as provided in Rule 13d-3(d)(1) under the Exchange Act), capital stock of the Company the holders of which are entitled to vote for the election of directors ("voting stock") representing that percentage of the Company's then outstanding voting stock (giving effect to the deemed ownership of securities by such person or group, as provided in Rule 13d-3(d)(1) the Exchange Act, but not giving effect to any such deemed ownership of securities by another person or group) equal to or greater than twenty-five percent (25%) of all such voting stock, excluding for purposes of this definition, any person who, as of the effective date of this plan, is an existing stockholder of the Company and controls directly or indirectly equal to or greater than twenty-five percent (25%) of the voting stock of the Company;

                  (ii) during any period of twenty-four consecutive months, individuals who, at the beginning of such period, constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board (excluding any Board seat that is vacant or otherwise unoccupied); and

                  (iii) there shall be consummated any consolidation, merger, stock-for-stock exchange or similar transaction (collectively, "Merger Transactions") involving securities of the Company in which holders of voting stock of the Company immediately prior to such consummation own, as a group, immediately after such consummation, voting stock of the Company (or, if the Company does not survive the Merger Transaction, voting securities of the corporation surviving such transaction) having less than 50% of the total voting power in an election of directors of the Company (or such other surviving corporation).

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Compensation Committee of the Board, which shall be composed of not less than the minimum number of persons from time to time required by (i) Rule 16b-3, each of whom, to the extent necessary to comply with Rule 16b-3, shall be a "non-employee director" within the meaning of Rule 16b-3, as from time to time amended, and (ii) applicable listing or quotation requirements relating to the Shares, each of whom, to the extent necessary to comply with such requirements, shall be "independent" directors within the meaning of such requirements, provided that, with respect to any Covered Employee, "Committee" shall mean the Compensation Subcommittee of the Compensation Committee of the Board, which shall consist of two or more members of the Board appointed by the Board who qualify as outside directors for purposes of Section 162(m) of the Code. Any reference in the Plan to the "Committee" shall be understood to refer to the Compensation Committee or its Compensation Subcommittee, whichever has administrative authority with respect to the matter.

         "Company" shall mean Trans World Corporation and any successor thereto.

         "Covered Employee" shall mean any Employee who is a covered employee as defined in Section 162(m)(3) of the Code and the regulations thereunder, or any successor section and regulations thereunder.

         "Employee" shall mean an employee of the Company or of any Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion, provided that, unless otherwise determined by the Committee in order to satisfy the requirements relating to Incentive Stock Options under applicable laws and regulations, the "Fair Market Value" of a Share shall be (i) if the Shares are listed or admitted to trading on any securities exchange or national market system in the United States, the closing price, regular way, on such day on the principal securities exchange or national market system in the United States on which Shares are traded, (ii) if the Shares are not then listed or admitted to trading on any such day, or if no sale takes place on such day, the average of the closing bid and asked prices in the United States on such day, as reported by a reputable quotation source designated by the Committee, and (iii) if the Shares are not then listed or admitted to trading on any such securities exchange or national market system and no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices in the United States on such day, as reported in The Wall Street Journal (Eastern edition) or other newspaper designated by the Committee.

         "Incentive Stock Option" shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provisions thereto.

          "Nonqualified Stock Option" shall mean a right to purchase Shares from the Company at a fixed price for a specified period that is granted under
Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Nonqualified Stock Option.

         "Other Stock-Based Award" shall mean any right granted under Section 9 of the Plan.

         "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

         "Performance Award" shall mean any Award granted under Section 10 of the Plan.

         "Performance Goal" shall have the meaning set forth in Section 10(d).

         "Performance Period" shall mean, with respect to any Performance Award, the period specified by the Committee, including, but not limited to, the calendar year or any part thereof and periods of more than one consecutive calendar year.

         "Performance Targets" shall mean the specific measures which must be satisfied in connection with any Performance Goal.

         "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Plan" shall mean this Trans World Corporation 2004 Equity Incentive Plan, as may be amended from time to time in accordance with its terms.

         "QDRO" shall mean a domestic relations order meeting such requirements as the Committee shall determine, in its sole discretion.

         "Restricted Stock Award" shall mean any Award granted under Section 8 of the Plan.

         "Restricted Stock" shall mean any Share granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion and as specified in the Applicable Award Agreement.

         "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan that is subject to a substantial risk of forfeiture due to a restriction based on continued employment or the occurrence of other events as determined by the Committee in its sole discretion, which may be settled either
(i) by the delivery of one Share for each Restricted Stock Unit or (ii) in cash in an amount equal to the Fair Market Value of one Share for each Restricted Stock Unit, all as specified in the applicable Award Agreement. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a Share or the appropriate amount of cash, as applicable, upon removal of the applicable restriction (or such later date as may be provided in the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement, and is not intended to constitute a transfer of "property" within the meaning of Section 83 of the Code.

         "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

         "Shares" shall mean shares of the common stock, $.001 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

         "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan to receive the difference between (i) a grant price, which shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (ii) the Fair Market Value of a Share on the date the right is exercised, which amount may be paid in cash, Shares or a combination of cash and Shares.

SECTION 3.  Administration.

         (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award, provided that no Awards granted under the Plan shall have a vesting period of less than one year, except (x) as provided in Section 12 hereof and (y) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death; (v) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash,

Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine the meaning of the terms "retirement" and "permanent and total disability" for purposes of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

         (c) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company or any Affiliate, or to a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by, Employees who are not (i) Covered Employees or (ii) officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

SECTION 4.  Shares Available for Awards.

         (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares with respect to which Awards may be granted under the Plan shall not exceed (i) 251,583 plus (ii) 10,800 Shares that, as of May 5, 2004, were available for issuance under the Company's 1998 Stock Option Plan (the "Prior Plan") or that thereafter become available for issuance under the Prior Plan in accordance with its terms as in effect on such date. Subject to the last sentence of this Section 4(a), if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. Subject to the last sentence of this Section 4(a), in the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld. Notwithstanding any other provision of the Plan to the contrary, the aggregate number of Shares that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased by any of the actions set forth in the two immediately preceding sentences to the extent that such an increase is not permitted by applicable regulations under
Section 422 of the Code.

         (b) Award Limits. Notwithstanding any provision herein to the contrary, the following provisions shall apply (subject to adjustment as provided in Section 4(c)):

                  (i) in no event shall a Participant receive an Award or Awards during any one calendar year covering in the aggregate more than 25,000 Shares (whether such Award or Awards may be settled in Shares, cash or any combination thereof); and

                  (ii) in no event shall there be granted during the term of the Plan Restricted Stock or Restricted Stock Units which are not subject to be achievement of a Performance Target or Targets covering more than an aggregate of 75,000 Shares.

         (c) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the

Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code, as from time to time amended, and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of
Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.

         (d) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares, including Shares purchased in the open market or in private transactions.

SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant, provided that (i) only Employees who are common-law employees of the Company or any of its Affiliates shall be eligible for the grant of an Incentive Stock Option and (ii) an Employee-shareholder who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Affiliates shall not be eligible for the grant of an Incentive Stock Option unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

SECTION 6.  Stock Options.

         (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Nonqualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

         (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted, provided that the per share price at which Shares may be purchased upon exercise of an Option shall be no less than one hundred percent (100%) of the Fair Market Value of a Share at the time such Option is granted.

         (c) Exercise. Subject to the terms of the Plan, each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted. The Committee may impose such conditions with respect to the exercise of Options, including without limitation any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

         (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

SECTION 7.  Stock Appreciation Rights.

         (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each

Stock Appreciation Right, the grant price thereof, which may be no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, the conditions and limitations applicable to the exercise thereof and whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time, provided that any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Incentive Stock Option is granted.

         (b) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted prior to such determination as well as Stock Appreciation Rights granted thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8.  Restricted Stock and Restricted Stock Units.

         (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, the other terms and conditions of such Awards and, in the case of Restricted Stock Units, whether such Units shall be settled in cash, Shares or a combination of cash and Shares on the date of grant. Each Restricted Stock Unit shall have a value equal to no less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding any other provision of the Plan to the contrary, Restricted Stock and Restricted Stock Units which have not been granted in lieu of base salary or bonuses or which have a restriction based on completion of a specified period of service with the Company or an Affiliate without achievement of a Performance Target or Performance Targets or other performance objectives of the Company as a condition of vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death.

         (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

         (c) Dividends and Distributions. Dividends and other distributions paid on or in respect of any Shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

         (d) Voting of Restricted Stock. Unless otherwise determined by the Committee at the time of grant, an Employee to whom Shares of Restricted Stock shall be granted shall be entitled to vote such Shares.

SECTION 9. Other Stock-Based Awards. The Committee shall have authority to grant to eligible Employees an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award and whether such Awards shall be paid in cash, Shares or a combination of cash and Shares. Notwithstanding any other provision of the Plan to the contrary, an Other Stock-Based Award which is not granted in lieu of base salary or bonuses or which is not subject to the achievement of a Performance Target or Targets or other performance objectives of the Company as a condition to vesting shall have a minimum vesting period of three years from the date of grant, except (i) as provided in Section 12 hereof and (ii) in the Committee's sole discretion, in the event of the Participant's retirement, permanent and total disability or death.

SECTION 10.  Performance Awards.

         (a) Grant. The Committee shall have sole and complete authority to determine the extent to which an Award of Options, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards shall be subject to the achievement of one or more Performance Targets over one or more Performance Periods. For any Award to a Covered Employee, any such Performance Target and related Performance Goal(s) and Performance Period(s) shall be determined by the Committee within the time prescribed by Section 162(m) and the regulations thereunder, or any successors thereto, in order for the Performance Target to be considered "pre-established" for this purpose.

         (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the Performance Targets to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

         (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period, provided that no full and/or partial payment of a Performance Award granted hereunder may be made to a Covered Employee until the Committee has certified in writing the attainment by the Company of the applicable Performance Target or Performance Targets over the applicable Performance Period or Performance Periods.

         (d) Performance Goals. For purposes of the Plan, the term "Performance Goals" shall mean objective criteria based on one or more of the following: net income, net income before taxes, operating earnings, cash earnings, operating cash earnings, cash flow, financial return ratios (including, but not limited to, return on average total assets, return on tangible total assets, return on average stockholders' equity, return on average tangible stockholders' equity, average stockholders' equity to average total assets, risk-adjusted return on capital, return on investment, economic value added, efficiency ratio, expense ratio, revenue growth, noninterest income to total revenue ratio and net interest margin), total stockholder return, earnings per share, operating earnings per share, cash earnings per share, other balance sheet or income statement items, stock price, market share or project completion. Performance Goals with respect to awards to Participants who are not Covered Employees also may be based on any other objective performance goals as may be established by the Committee for a Performance Period. Performance Goals may be measured (i) solely on a corporate, subsidiary or business unit basis or a combination thereof and/or (ii) on actual or targeted growth factors. Performance Goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected Performance Goals. A Performance Goal may include or exclude items that measure specific objectives, such as the cumulative effect of changes in generally accepted accounting principles, losses resulting from discontinued operations, securities gains and losses, restructuring, merger-related and other nonrecurring costs, amortization of goodwill and other intangible assets, extraordinary gains or losses and any unusual, nonrecurring gain or loss that is separately quantified in the Company's financial statements. Any Performance Goal expressed on a per-Share basis shall, in case of a recapitalization, stock dividend, stock split or reverse stock split affecting the number of outstanding Shares, be mathematically adjusted by the Committee so that the change in outstanding Shares does not cause a substantive change in the relevant goal. The Committee may adjust Performance Goals for any other objective events or occurrences which occur during a Performance Period, including, but not limited to, acquisitions by the Company and changes in applicable tax laws or accounting principles, provided that the Committee shall not have the discretion to increase the amount of a Performance Award that would otherwise be due upon attainment of a Performance Target or Performance Targets to any Participant who is a Covered Employee except to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successors thereto.

SECTION 11. Termination or Suspension of Employment. The following provisions shall apply in the event of the Participant's termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Award or thereafter.

         (a) Nonqualified Stock Options and Stock Appreciation Rights.

                  (i) Termination of Employment. If the Participant's employment with the Company or its Affiliates is terminated for any reason other than death, permanent and total disability or retirement, the Participant's right to exercise any Nonqualified Stock Option or Stock Appreciation Right shall terminate, and such Option or Stock Appreciation Right shall expire, on the earlier of (A) the first anniversary of such termination of employment or (B) the date such Option or Stock Appreciation Right would have expired had it not been for the termination of employment. The Participant shall have the right to exercise such Option or Stock Appreciation Right prior to such expiration to the extent it was exercisable at the date of such termination of employment and shall not have been exercised.

                  (ii) Death, Disability or Retirement. If the Participant's employment with the Company or its Affiliates is terminated by death, permanent and total disability or retirement, the Participant or his successor (if employment is terminated by death) shall have the right to exercise any Nonqualified Stock Option or Stock Appreciation Right to the extent it was exercisable at the date of such termination of employment and shall not have been exercised, but in no event shall such Option or Stock Appreciation Right be exercisable later than the date the Option or Stock Appreciation Right would have expired had it not been for the termination of such employment.

                  (iii) Acceleration and Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide (A) that an Option granted to a Participant may terminate at a date earlier than that set forth above, including without limitation the date of termination of employment, (B) that an Option granted to a Participant may terminate at a date later than that set forth above, provided such date shall not be beyond the date the Option would have expired had it not been for the termination of the Participant's employment, and (C) that an Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

         (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the Option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Nonqualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 11(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies during such 90-day period, the Option will continue to be an Incentive Stock Option to the extent provided by Section 421 or Section 422 of the Code, or any successor provisions, and any regulations promulgated thereunder.

         (c) Restricted Stock. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock, provided that in the event of a Participant's retirement, permanent and total disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock.

SECTION 12. Change in Control. Notwithstanding any other provision of the Plan to the contrary, upon a Change in Control all outstanding Awards shall vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of Award.

SECTION 13.  Amendment and Termination.

         (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time, provided that no such amendment, alteration, suspension, discontinuation or termination shall be made that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted without the consent of the affected Participant, holder or beneficiary, or that without the approval of the stockholders of the Company would:

                  (i) except as provided in Section 4(c) of the Plan, increase the total number of Shares with respect to which Awards may be granted under the Plan;

                  (ii) change the employees or class of employees eligible to participate in the Plan;

                  (iii) reduce the exercise price for Options and Stock Appreciation Rights by repricing or replacing such Awards; or

                  (iv) change the Performance Goals which may be established for Performance Awards.

         (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding any other provision of the Plan to the contrary, except as provided in Section 4(c) and Section 13(c), the Committee shall not have the authority to cancel any outstanding Option or Stock Appreciation Right and issue a new Option or Stock Appreciation Right in its place with a lower exercise price without the approval of the stockholders of the Company.

         (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended, or Rule 16b-3, as from time to time amended.

SECTION 14.  General Provisions.

         (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

         (b) Nontransferability. No Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution or pursuant to a QDRO, provided, however, that an Award may be transferable, to the extent determined by the Committee and set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3, as from time to time amended, (ii) if such Award is not intended to qualify for exemption under such rule or (iii) with respect to Awards which are Incentive Stock Options, if such Award Agreement provisions do not prevent the Incentive Stock Options from qualifying as such under Section 422 of the Code, as from time to time amended.

         (c) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

         (d) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange or national market quotation system upon which such Shares or other securities are then listed or quoted, respectively, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of any Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award, but only in the case of a Covered Employee to the extent permitted under Section 162(m) of the Code and the regulations thereunder or any successor thereto.

         (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

         (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Stock Awards and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

         (h) No Right to Employment. Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Company or any Affiliate.

         (i) No Rights as Stockholder. Subject to the provisions of the applicable Award and the Plan, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

         (j) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Wisconsin.

         (k) Severability. The Plan is intended to comply in all aspects with applicable laws and regulations, including, with respect to those Participants who are Covered Employees, Section 162(m) of the Code and the regulations thereunder, or any successors thereto. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law, regulation or listing or quotation requirement relating to the Shares or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject, as well as any applicable listing or quotation requirements relating to the Shares.

         (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

         (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (p) Successors and Assigns. The Plan and any Award Agreement shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees and successors in interest.

SECTION 15.  Effective Date; Term of the Plan.

         (a) Effective Date. The Plan shall be effective upon its approval by the Board of Directors of the Company on May 13, 2004, subject to approval of the Plan by the holders of a majority of the shares of Common Stock present, in person or by proxy, at the first annual meeting of stockholders of the Company held subsequent to the approval of the Plan by the Board of Directors of the Company. If the Plan is not so approved by the stockholders of the Company, the Plan shall immediately terminate and all actions taken thereunder shall be null and void.

         (b) Term of the Plan. The Plan shall remain in effect until the earlier of (i) the date that no additional Shares are available for issuance under the Plan, (ii) the date that the Plan has been terminated in accordance with Section 13 or (iii) the close of business on the tenth annual anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                REVOCABLE PROXY
                            TRANS WORLD CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 June 14, 2004


     The undersigned, being a stockholder of Trans World Corporation (the "Company") as of May 5, 2004, hereby authorizes Rami S. Ramadan or any successors thereto as proxy with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the American Chance Casino Offices, Galgensburgstrasse 2B, Buro Nr. 25, Regensburg, Germany on Monday, June 14, 2004 at 10:30 a.m., Regensburg Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:


1. ELECTION OF DIRECTORS    / / FOR   / / FOR ALL EXCEPT  / / WITHHOLD AUTHORITY

   Nominees for a one-year term: Geoffrey B. Baker, Timothy G. Ewing, Julio E. Heurtematte, Jr., Rami S. Ramadan and Malcolm M.B. Sterrett.


     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT WRITTEN BELOW.

--------------------------------------------------------------------------------

2. PROPOSAL to adopt the 2004 Equity Incentive Plan.

                            / / FOR   / / AGAINST  / / ABSTAIN

3. PROPOSAL to ratify the appointment of the Board of Directors of Rothstein, Kass & Company, P.C. as the Company's independent accountants for the fiscal year ending December 31, 2004.

                            / / FOR   / / AGAINST  / / ABSTAIN


4. PROPOSAL, if necessary, to adjourn the Annual Meeting to solicit additional proxies.

                            / / FOR   / / AGAINST  / / ABSTAIN


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2004 AND AT ANY ADJOURNMENT THEREOF.

SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED, BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2004 EQUITY INCENTIVE PLAN, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS, FOR ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                  Please be sure to sign and date this Proxy in the space below.


                  Date:                                                  , 2004
                       --------------------------------------------------


                  -------------------------------------------------------------
                  Stockholder signature

                  -------------------------------------------------------------
                  Co-holder signature, if any



     PLEASE SIGN ABOVE EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

     PLEASE ACT PROMPTLY. SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

     IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------